UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

CANOPY GROWTH CORPORATION

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

# INTRODUCING CANOPY USA[1]

## BUILDING AN INDUSTRY-LEADING, PREMIUM-FOCUSED BRAND POWERHOUSE

To fast track its entry into the U.S. cannabis market, Canopy Growth has created Canopy USA, a U.S.-domiciled holding company that will allow Canopy USA to trigger full ownership of its U.S. cannabis ecosystem. Canopy USA will feature iconic brands, an impressive national footprint, and a scalable business model, which is expected to enable it to drive growth, profitability and expansion opportunities.

## DIFFERENTIATED VALUE PROPOSITION

### PREMIUM FOCUS

Focused on **ultra premium products** commanding superior pricing in competitive markets.

### COAST TO COAST

Presence in 21 states with **significant footprints in California and the Northeast**, expansion into additional states underway.

### PRODUCT DIFFERENTIATION

Targeting **emerging and fast-growing** product categories (solventless vape, flower, gummies).

### SCALABLE PLATFORMS

Scalable sales and marketing platform in key markets, proven **licensing model provides robust growth** upside.

### BALANCED ASSET BASE

Balanced asset base of owned vs. outsourced production capacity **aligned with market demand.**

## ROBUST FOOTPRINT IN LARGE-SCALE AND RAPIDLY DEVELOPING ADULT-USE MARKETS

### LEADING WEST COAST BRANDS

- Wana holds CMO relationships with cannabis operators in several U.S. states allowing them to **propagate their brand**.
- Jetty has a **leading market position in California**, and its products are poised for rapid expansion across the U.S.

**>$50B[2] MARKET OPPORTUNITY BY 2026**

### POSITIONED TO SCALE RAPIDLY IN THE NORTHEAST

- Acreage boasts **unique market positions** in NE states.
- **Ideally positioned to capitalize on growth opportunites** in new adult-use markets in NE states.



Acreage Holdings
Jetty
Wana
Wana Licensed Asset-Light

**21**[5]
States in which U.S. Investments Have A Presence

**2,150+**
Owned and Third-Party Retail Distribution Points

**450K+ SQ FT**
Cultivation Footprint

(1) This presentation reflects the expected operations of Canopy USA assuming all the proposed transactions to create Canopy USA and for it to acquire the assets discussed in this presentation are successfully executed.
(2) MJBiz forecast of total U.S. cannabis market in 2026. In U.S. dollars. (3) Expected licensed states for Wana coming online in CY2022. (4) Wana has a presence in Puerto Rico. (5) Reflects collective footprint of Acreage, Jetty and Wana. Excluding Puerto Rico.

## LEADING HOUSE OF BRANDS: COMBINING IN GROWING CATEGORIES WITH STRONG DISTRIBUTION

### DIVERSIFIED


Acreage

- **Vertically integrated** with presence in multiple strategic states
- Strong **regional positions** through a portfolio of premium brands, including:
  - Superflux: award-winning live resin vape cart formulas and key retail footprints in strategic states
  - The Botanist: award-winning product brand with a national retail distribution

### EXTRACTS


JETTY

- **Top 10**[6] cannabis brand and **top 6**[6] vape brand in California
- Authentic vape experience backed by **award-winning solventless vape technology**
- **Strong growth** amidst highly competitive California market

*(6) Based on March 2022 BDSA data for dollars sold for all product categories.*

### GUMMIES


wana
Enhance Your Life

- A **leading** North American cannabis edibles brand
- Industry leading **quality**, **consistency**, and **potency**
- **Personalized cannabis experience** through a selection of forms and recipes
- **Rapidly growing** licensing model

## LEVERAGING THE BEST OF EACH BRAND TO ACCELERATE GROWTH

Acreage's vast Northeast distribution platform provides scale and growth opportunities to Jetty and Wana, while Acreage continues to grow market share of its existing portfolio of brands.

Jetty is a leading extracts brand that can take leadership in Acreage states and grow further through Wana's licensing expertise.

Wana is a leading edibles brand which can take leadership in Acreage operating states.

### NOTICE REGARDING FORWARD-LOOKING INFORMATION

*This presentation contains "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and "forward-looking information" within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as "plans", "expects" or "does not expect", "is expected", "estimates", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Canopy Growth Corporation (the "Company") or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this presentation. Examples of such statements and uncertainties include statements regarding the expected size of the U.S. cannabis market; statements with respect to our ability to execute on our strategy to accelerate the Company's entry into the U.S. cannabis industry, capitalize on the opportunity for growth in the U.S. cannabis sector and the anticipated benefits of such strategy, including the ability to generate revenues and cost synergies; expected licensed states for Wana; risks associated with completing the proposed transactions that will form Canopy USA and its acquisition of the assets discussed in this presentation; expectations regarding the potential success of, and the costs and benefits associated with the formation of Canopy USA.*

*Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including the stock exchanges on which we are listed may disagree with our interpretations of their policies, including that financial consolidation of Canopy USA may be permissible in the event that Canopy USA closes on the acquisition of Wana, Jetty or the Fixed Shares of Acreage; inherent uncertainty associated with projections; the diversion of management time on issues related to Canopy USA; expectations regarding future investment, growth and expansion of operations; the time required to prepare and mail meeting materials to Acreage shareholders; the ability of the parties to receive, in a timely manner and on satisfactory terms, the necessary regulatory, court and shareholder approvals; the ability of the parties to satisfy, in a timely manner, the other conditions to the completion of the Floating Share Arrangement; risks related to the value of the Canopy Shares; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets and the impacts of increased rates of inflation; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis, political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of the Company filed with Canadian securities regulators and available under the Company's profile on SEDAR at www.sedar.com and with the U.S. Securities and Exchange Commission through EDGAR at www.sec.gov/edgar, including the Company's annual report on Form 10-K for the year ended March 31, 2022.*

*In respect of the forward-looking statements and information, the Company has provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although the Company believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this presentation are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although the Company has attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this presentation are made as of the date of this presentation and the Company does not undertake any obligation to publicly update such forward-looking information or forward-looking information to reflect new information, subsequent events or otherwise unless required by applicable securities laws.*

***Participants in the Solicitation** The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company's shareholders with respect to an amendment to the Company's Articles of Incorporation (the "Amendment") to facilitate Canopy USA's acquisition of the assets discussed in this presentation. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company's definitive proxy statement on Schedule 14A filed with the SEC on July 29, 2022 and is available free of charge at the SEC's website at www.sec.gov, or by directing a request to Canopy Growth Corporation, 1 Hershey Drive, Smiths Falls, Ontario, K7A 0A8 or by email to invest@canopygrowth.com. Additional information regarding the interests of such participants in the transactions contemplated by the Amendment will be contained in the Company's proxy statement relating to the Amendment when it becomes available. **Investors should read the proxy statement when it becomes available because it will contain important information.***